UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2012

General Electric Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-06461	13-1500700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut		06851-1168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 840-6300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

General Electric Capital Corporation (GECC) is filing this Form 8-K to update financial information in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 (2011 10-K) to reflect our revised financial information and disclosures as a result of our merger with our former parent, General Electric Capital Services, Inc. (GECS).

As described in our Form 8-K filed February 22, 2012, we completed our previously announced merger (the “Merger”) with our direct parent company, GECS, pursuant to which GECS merged with and into GECC.  The Merger was implemented pursuant to the Agreement and Plan of Merger, dated as of January 19, 2012, by and between GECC and GECS (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, GECC is the surviving corporation and has succeeded to and assumed all GECS’s rights and obligations and GECC is now wholly-owned directly by General Electric Company (“GE”).  At the effective time of the Merger, GECS’s subsidiaries, other than GECC (into which GECS was merged), became subsidiaries of GECC.  GECC’s continuing operations now include the run-off insurance operations previously held and managed in our former parent, GECS, and which are reported in corporate items and eliminations. The operating businesses that are reported as segments, including Commercial Lending and Leasing (CLL), Consumer, Real Estate, Energy Financial Services and GE Capital Aviation Services (GECAS), are not affected by the merger.

Because both GECS and GECC were wholly-owned either directly or indirectly by GE, the merger was accounted for as a transfer of assets between entities under common control. Transfers of net assets or exchanges of shares between entities under common control are accounted for at historical value, and as if the transfer occurred at the beginning of the period. Prior periods are retrospectively adjusted to furnish comparative information. As a result, GECC is providing revised consolidated financial statements to include the financial results of GECS for all periods presented.

In addition, during the first quarter of 2012, we announced the planned disposition of the Consumer mortgage lending business in Ireland. This disposition is reported as a discontinued operation, which requires retrospective restatement of prior periods to classify the assets, liabilities and operations of these businesses as discontinued operations.

This report is being filed solely for the purpose described above. The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede those portions of our 2011 10-K that are most affected by our recent merger.

Other information in our 2011 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2011 10-K with the U.S. Securities and Exchange Commission. For additional information related to developments since the filing of the 2011 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 and the Company's Forms 8-K filed since the filing of the 2011 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2011 10-K and subsequent SEC filings.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

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Exhibit Description

Exhibit 23	Consent of KPMG LLP

Exhibit 99(a)	Management’s Annual Report on Internal Control Over Financial Reporting

Exhibit 99(b)	Report of Independent Registered Public Accounting Firm

Exhibit 99(c)	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99(d)	Revised Selected Financial Data for the Five Years Ended December 31, 2011

Exhibit 99(e)	Revised Audited Financial Statements and Notes. Financial statements in this exhibit are now our historical financial statements.

Exhibit 99(f)	Revised Schedule I – Condensed Financial Information of Registrant

Exhibit 101
The following materials from General Electric Capital Corporation’s Report on this Form 8-K, formatted in XBRL (eXtensible Business Reporting Language); (i) Statement of Earnings for the years ended December 31, 2011, 2010 and 2009, (ii) Consolidated Statement of Changes in Shareowners' Equity for the years ended December 31, 2011, 2010 and 2009, (iii) Statement of Financial Position at December 31, 2011 and 2010, (iv) Statement of Cash Flows for the years ended December 31, 2011, 2010 and 2009, and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.*

*
Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

Forward-Looking Statements

This document contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: current economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets; potential market disruptions or other impacts arising in the United States or Europe from developments in the European sovereign debt situation; the impact of conditions in the financial and credit markets on the availability and cost of our funding and on our ability to reduce our asset levels as planned; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; changes in Japanese consumer behavior that may affect our estimates of liability for excess interest refund claims (Grey Zone); pending and threatened litigation against WMC, including increased activity by securitization trustees; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; our plan to resume dividends to our parent, General Electric Company, which is subject to Federal Reserve review; the level of demand and financial performance of the major industries we serve, including, without limitation, air transportation, real estate and healthcare; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation; strategic actions, including acquisitions, joint ventures and dispositions and our success in completing announced transactions and integrating acquired businesses; the impact of potential information technology or data security breaches; and numerous other matters of national, regional and global scale, including those of a political, economic, business and competitive nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Corporation
(Registrant)

Date: May 4, 2012	/s/ Jamie S. Miller
Jamie S. Miller
Senior Vice President and Controller

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